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Exhibit 4.3

NUMBER	SHARES
CSD

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 716016 20 9

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

PETCO ANIMAL SUPPLIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
PETCO ANIMAL SUPPLIES, INC. CORPORATE SEAL APRIL 19, 1991 DELAWARE
/s/ JAMES M. MYERS Secretary	/s/ BRIAN K. DEVINE Chairman, President and Chief Executive Officer
COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR
By
AUTHORIZED SIGNATURE

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—	(Cust)	Custodian	(Minor)
TEN ENT—	as tenants by the entireties		under Uniform Gifts to Minors Act (State)
JT TEN—	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT—	(Cust)	Custodian (until age )	(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For value received,                         hereby sell, assign and transfer unto

Please Insert Social Security Or Other Identifying Number of Assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,
X
X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

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  Exhibit 4.3